American Beacon Small Cap Index Fund
Institutional Class

Supplement Dated September 1, 2010
To the Prospectus dated May 1, 2010
as Supplemented on July 29, 2010

The information below supplements the Prospectus dated May 1, 2010, and is in addition to the supplement to the Prospectus dated July 29, 2010:

The paragraph entitled “Purchase and Sale of Fund Shares” is replaced in its entirety with the following:

The American Beacon Small Cap Index Fund is closed to new investors on September 1, 2010.  Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Existing shareholders may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. Existing shareholders also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum subsequent investment is $50 if the investment is made by check or exchange. No minimum applies to subsequent investments by wire.

The following is inserted as the final paragraph in the section titled “About Your Investment – Purchase and Redemption of Shares – Eligibility”:

The American Beacon Small Cap Index Fund is closed to new investors on September 1, 2010. The Fund will continue to accept additional investments (including reinvestments of dividends and capital gain distributions) from: (1) existing shareholders of the Fund who had open accounts as of September 1, 2010; or (2) participants in most qualified retirement plans if the Fund was designated as an investment option as of September 1, 2010. Investors through financial intermediaries who did not have a funded position through the intermediary by September 1, 2010 may not invest in the Fund after that date.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE